Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Long-Term Incentives – Equity Compensation
We maintain the 2019 Equity Incentive Plan, the Conditional Share Capital Plan and the Inducement Plan, all of which are broad-based omnibus equity compensation programs that permit the compensation committee to award various types of equity-based awards. Following a review of the benchmark data as provided by our committee’s independent compensation adviser, the compensation committee determined the targeted number of shares to grant for our 2025 annual grant based on a review of market grant levels as measured as a percent of common shares outstanding. The targeted positioning versus market aligns our long-term incentive philosophy to norms within our industry. Grants for 2025 were issued as 100% time-vested restricted stock units. Granting in RSUs allows us to effectively manage our annual share usage while continuing to provide the necessary incentives that continue to drive shareholder alignment. We intend to annually revisit our long-term incentive program to determine which vehicles strike the right balance between shareholder alignment, engagement and performance.
In February 2025, we granted 650,000 RSUs to Mr. Mallik, 240,000 RSUs to Mr. Carmona and 230,000 RSUs to Dr. Zaki under the Conditional Share Capital Plan. These RSUs vest in three equal installments on the first, second and third anniversary of the grant date.
We utilize double-trigger vesting. Accordingly, unless the compensation committee determines otherwise with respect to a particular grant, to the extent a change in control of the Company occurs and the Company is not the surviving corporation (or survives only as a subsidiary of another corporation) and if the awards are assumed by, or replaced with awards with comparable terms by, the surviving corporation (or parent or subsidiary of the surviving corporation), the awards will vest or become fully exercisable, as applicable on the date that the grantee is terminated by the Company without cause or the executive terminates his or her employment with good reason if such termination is upon or within 12 months following the change in control.
The compensation committee recommends and the Board approves compensation for our NEOs. The compensation committee may make off-cycle grants for newly hired or newly promoted officers, and otherwise makes other grants only in special circumstances. We strictly refrain from retroactively granting share options, RSUs or other share-based awards and avoid aligning grant timing with the disclosure of material nonpublic information about our Company. We believe that our grant practices are appropriate and minimize questions regarding timing of grants in anticipation of material events, since grants become effective in accordance with standard grant procedures.

Award Timing Method	The compensation committee recommends and the Board approves compensation for our NEOs. The compensation committee may make off-cycle grants for newly hired or newly promoted officers, and otherwise makes other grants only in special circumstances.
Award Timing Predetermined	false
Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	We strictly refrain from retroactively granting share options, RSUs or other share-based awards and avoid aligning grant timing with the disclosure of material nonpublic information about our Company. We believe that our grant practices are appropriate and minimize questions regarding timing of grants in anticipation of material events, since grants become effective in accordance with standard grant procedures.